                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                         ------------------------------


                                    FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported):  April 21, 1997



                            STERLING SOFTWARE, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                1-8465                 75-1873956
     (State of              (Commission             (IRS Employer
       Incorporation)           File Number)          Identification No.)




300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS        75201
(Address of Principal Executive Offices)           (Zip Code)




      Registrant's telephone number, including area code:  (214) 981-1000

ITEM 5.  OTHER EVENTS.

     On April 21, 1997, Sterling Software, Inc. issued a press release announcing its agreement to purchase the business comprising the Software Division of Texas Instruments Incorporated. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits:
          --------

     Exhibit
     Number  Exhibit
     ------  -------

      99.1   Press release, dated April 21, 1997, issued by Sterling Software,
             Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              STERLING SOFTWARE, INC.



                              By:  /s/  Don J. McDermett, Jr.
                                 ----------------------------
                                 Don J. McDermett, Jr.
                                 Vice President, Legal

Dated:  April 21, 1997

                               INDEX TO EXHIBITS
                               -----------------





EXHIBIT
NUMBER     EXHIBIT
---------  -------
99.1       Press release, dated April 21, 1997, issued by Sterling Software,
           Inc.